Making Hope A Reality Nasdaq : BLUE June 16, 2014 Exhibit 99.2

Forward Looking Statement

These slides and the accompanying oral presentation contain forward-looking statements and information.  The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,”
“anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward looking statements.  For example, all statements we make regarding the initiation, timing, progress and results of our preclinical and clinical studies and our research and development programs, our ability to advance product candidates into, and successfully complete, clinical studies, and the timing or likelihood of regulatory filings and approvals are forward looking. The data for LentiGlobin are preliminary in nature and the HGB-205 trial is not completed. These data may not continue for these subjects or be repeated or observed in ongoing or future studies involving our LentiGlobin product candidate, including the HGB-205 Study, the Northstar Study or the HB-206 Study in
sickle cell disease.  All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain.  All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These statements are also subject to a number of material risks and uncertainties that are described in the our most recent quarterly report on Form 10-Q, as well as our subsequent fillings with the Securities and Exchange
Commission.  Any forward-looking statement speaks only as of the date on which it was made.  We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Summary - Key Messages
Potential for one-time transformative treatments for severe
genetic and orphan diseases
Encouraging clinical data in beta-thalassemia major patients
Promising proof of concept data in CCALD patients
Industrialized platform across people, production,
development and deployment
Disruptive product platform with broad product and deal
potential
Industry leading team and culture funded for success

bluebird Pipeline
CNS Diseases
Hematologic/Solid Tumors
Lenti-D
LentiGlobin™
CAR-T Cells
Undisclosed
Worldwide
Oncology
Hematologic Diseases
Products
Early Pipeline
Research
Worldwide
Worldwide
Global Celgene
Collaboration

Program Area Preclinical Phase I/II Phase II/III Rights
b-thalassemia/SCD (France) –
HGB-205 Study**
b-thalassemia (U.S.) –
Northstar Study**
Sickle Cell Disease (U.S.) – HGB-206 Study
* The Phase II/III Starbeam Study is our first clinical study of our current Lenti-D viral vector and product candidate.
** The Phase I/II HGB-205 and Northstar Studies are our first clinical studies of our current LentiGlobin viral vector and product candidate.
Childhood Cerebral ALD – Starbeam Study*

IMPROVING GENE THERAPY FOR
-THALASSEMIA MAJOR: INITIAL
RESULTS FROM STUDY HGB-205
M. Cavazzana, JA Ribeil*, E. Payen*, F. Suarez, O. Negre, Y. Beuzard, F. Touzot, R.
Cavallesco, F. Lefrere, S. Chretien, P. Bourget, F. Monpoux, C. Pondarre, B. Neven, F.
Bushman, M. Schmidt, C. von Kalle, L. Sandler, S. Soni, B. Ryu, R. Kutner, G. Veres,
M. Finer, S. Blanche, O. Hermine, S. Hacein-Bey-Abina, P. Leboulch
*these authors contributed equally

Births with a
pathological Hb disorder
per 1,000 live births
< 0.1
0.1 – 0.19
0.2 – 0.99
1 – 4.9
5 – 9.9
10 – 18.9
≥19

bluebirdbio

Epidemiology of hemoglobin disorders

The hemoglobinopathies are the most prevalent monogenetic disorders in the world –
7% of global population carry an abnormal hemoglobin gene
Between 300,000 – 400,00 babies are born each year with a serious hemoglobin disorder
•
>40,000 with   -thalassemia major/HbE    -thalassemia
•
>200,000 with sickle cell disease
Adapted from Williams and Weatherall 2012 and  March of Dimes, 2006
b
b

-thalassemia major is a serious disease potentially
amenable to gene therapy

Only curative approach is allogeneic HSCT, but complicated by:
difficulty in finding well-matched donors
graft versus host disease
prolonged immunosuppression
At EHA we report data from two clinical trials of ex-vivo
gene
therapy in subjects with b-thalassemia major
Study Lentiviral vector Current status
1 (LG001) HPV569 Study closed, update presented today
2 (HGB-205) BB305 Enrolling, initial results on first 2
subjects presented today

Identical study design for both gene therapy trials
•
Key eligibility:
•
b-Thalassemia major (
100 mls pRBCs/kg/year)
•
Subjects with severe sickle cell disease are also eligible; none treated to date
•
No HLA-matched sibling donor
HSC
mobilization
then apheresis
Myeloablation
with IV
busulfan
Infusion
Follow-up
CD34+ cells
selection
Cryopreserve
Lentiviral
vector
transduction

β
Ψ
β
Δ

10.0
7.5
5.0
2.5
0.0
-2.5
-5.0
Absrobance 220 nm
α
β^{A-T87Q}
β^{E}
γ^{G}
γ^{A}

- β

HPV569 lentiviral vector used in Study 1

Globin production is under transcriptional control of an
erythroid-specific promoter and enhancer
R
U5
HIV U3 RRE cPPT
pA
gag
3’enh/pA
Globin LCR
U3
R
A-T87Q
-globin allows for monitoring of protein levels produced using
HPLC
Human -globin
gene
A-T87Q
cHS4 insulators

Study 1 – characteristics of included subjects
•
No AEs related to drug product, including no RCL nor malignancy

Subject Outcome
1 Not treated
2 Low number of stem cells infused, no engraftment,
received rescue cells
3 Engrafted, 6 years follow-up
4 Engrafted, 2 years follow-up
Subject 3 Subject 4
Age 18 22
Genotype
b
0 /
b
0 /
CD34 + VCN 0.6 0.3
CD34 + cell dose (x 10 6 /kg) 4.9* 4.3
*Subject 3 source of CD34+ cells was bone marrow
E E
b b

Hemoglobin concentration (g/dL)
10
5
0
10
5
0
Subject 3
Subject 4
HbA
HbE
HbF
HbB-A-T87Q
1
3
6
9
12
15
18
21
24
36
48
60
72

bluebirdbio

Study 1 : hemoglobin concentrations

•
Subject
3:
stable levels of
b
A-T87Q –globin beginning at Month 18, transfusion
independent by Month
12.
Producing 2.7 g/dL of
b
A-T87Q -globin at 6 years.
•
Subject
4:
minimal levels of
b
A-T87Q -globin post-treatment, transfusion dependent.
Producing 0.4 g/dL of
b
A-T87Q -globin at 2 years.
Months post treatment
9.8
8.6
10.5
8.0 8.0
8.9 8.9
9.2
8.7
8.3 8.2
8.1
7.8
9.0 8.8
7.9 8.1
7.3
8.4 8.6
7.1
7.1

Identical sequences
HIV U3
R
U5
Ψ
gag
cPPT
RRE
3'enh/pA
E3
E2
E1
P
Globin LCR
ΔU3
R
pA
β T87Q
CMV
R
U5
Ψ
gag
cPPT
RRE
3'enh/pA
E3
E2
E1
P
Globin LCR
ΔU3
R
pA
β T87Q

bluebirdbio

BB305 lentiviral vector used in Study 2

• Improvements made in vector design, vector
manufacturing process, and drug product manufacturing,
including:
Study 2:
Study 1:
•
CMV promoter to drive vector production (aim to increase
vector titer)
•
cHS4  insulator elements were removed (aim to increase vector titer, potency, and stability)

1.2
1
0.8
0.6
0.4
0.2
0
VCN
25
50
25
50
HPV569 MOI
BB305 MOI
HPV569
BB305
30 %
20 %
10 %
0 %
β^{A-T87Q}/non-α (%)
HPV569
BB305

bluebirdbio

Improvements in BB305 vector design and manufacturing
process increase transduction efficiency in vitro

•
Mean VCN was 2- to 3-fold higher in transduced human CD34 + cells
•
b
A-T87Q –globin was produced at a 2-fold higher level in differentiated erythroid lineage cells

Study 2 : characteristics of included subjects (to date) 14 Subject 1 Subject 2 Age at Enrollment 18 16 Genotype b 0 /b E b 0 /b E CD34 + VCN 1.5 2.1 CD34 + cell dose (x 10 6 /kg) 8.9 13.6

Study 2 :  Safety

Subject 1 Subject 2
Follow up  period
4.5 months 2 months
Day of neutrophil engraftment
ANC > 500/µL
Day  13 Day  15
Day of platelet engraftment
Unsupported platelet count > 20,000/µL
Day  17 Day 24
Non-laboratory    Grade 3 AEs
Mucositis
1
Mucositis
SAEs occurring     Day 0
None None
Insertion site analysis
At 3 Months: highly
polyclonal (>1000), no
clonal dominance
Not yet available
1 Subject 1201 had an asymptomatic Grade 3 AST, ALT and GGT elevation from Days 23-90
•
No AEs related to drug product, including no RCL nor malignancy

Mean VCN
3.5
3
2.5
2
1.5
1
0.5
0
0
1
2
3
4
5
6
7
8
9
10
11
12
Subject 3
Subject 4
Subject 1
Subject 2

bluebirdbio

Study 2 vs. Study 1: VCN in peripheral blood leucocytes 16 Months post infusion CD34+ VCN Study 1 Study 2 In first 12 months, VCN in PBLs for Study 1 subjects were between 0.02 and 0.04

β

Hemoglobin concentration (g/dL)
15.0
10.0
5.0
0.0
11.0
11.1
10.3
10.1
Subject 1
12.8
11.6
Subject 2
HbA
HbE
HbF
Hb Delta
HbB-A-T87Q
1.0
2.0
3.0
4.5
Months post treatment

bluebirdbio

In study 2, early and high production of
A-T87Q
-globin resulting in
rapid transfusion-independence at near normal Hb levels in both patients

•
Subject 1: producing 6.6 g/dL of b
A-T87Q
-globin  at 4.5 months
•
Subject 2: producing 4.2 g/dL of b
A-T87Q
-globin  at 2 months

β

βA-T87Q -globin expression (g/dL)
8.0
6.0
4.0
2.0
0.0
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
5.5
6.0
Subject 1
Subject 2
Subject 3
Subject 4

bluebirdbio

Kinetics of   A-T87Q expression and transfusion
independence

Study 2
Study 1
•
In Study 2, rapid production of therapeutic globin (weeks as opposed to one year)
•
Both subjects in Study 2 have near-normal hemoglobin levels without transfusion support (neither subject has required a transfusion post-
engraftment)
RBC transfusion Independence
Subject 3 Subject 1 Subject 2
Study 1
LG001
2
HGB-205
2
HGB-205
Vector HPV569 BB305 BB305
Day of last
transfusion
Month 12 Day 10 Day 12
Duration since last
transfusion
>5 years >125 days >48 days
Months post treatment

Conclusions

•
BB305 lentiviral vector and improved manufacturing process produce superior transduction efficiency as compared with HPV569
•
With BB305 lentiviral vector in Study 2, neither subject has received a transfusion since the second week post transplantation
•
Production of b
A-T87Q
-globin has been rapid and clinically significant resulting in near-
normal hemoglobin levels
•
Initial safety profile is consistent with autologous transplantation, without gene-therapy related adverse events, and with polyclonal reconstitution in the first subject
•
These data demonstrate that early transfusion independence (within weeks of transplantation) with near-normal levels of hemoglobin can be achieved with ex-vivo gene therapy using BB305 lentiviral vector in subjects with b
0
/b
E
-thalassemia major

Sickle-Cell Anemia
Normal red blood cell (RBC)
Normal red blood cell section
Normal hemoglobin
RBCs flow freely whitin blood vessel
Abnormal sickle red blood cell section
Sticky sickle cells
Sickle cells blocking blood flow
Abormal hemoglobin form strands that cause sickle shape

β2
β1
β2
β–87

bluebirdbio™

Evidence for why BB305 globin may work for sickle cell
disease
• BB305 globin incorporates an anti-
sickling amino acid that is found in
fetal hemoglobin (glutamine at
position 87)
•
Anti-sickling activity of b
A-T87Q
-globin
has been demonstrated in a mouse
model of SCD (Science 2001)
• Elevated fetal hemoglobin from
hereditary persistence of fetal
hemoglobin (HPFH) or treatment
with hydroxurea has shown clinical
benefit
F
L
T
V
F
L
Q
polymerization destabilization

V

Ongoing Studies using BB305 lentiviral vector

Study Centers Indication
Planned
subjects
Current Status
HGB-205
(trial reported
today)
1 in France 7 4 subjects enrolled
2 subjects treated to
date
Northstar Study
(HGB-204)
4 in US
1 in Australia
1 in Thailand
15 6 subjects enrolled
1 subject treated to
date
HGB-206 3-6 planned,
all in US
Severe sickle cell
disease
8 Open IND, pending
initiation
b- thalassemia
major and severe
sickle cell disease
b- thalassemia
major

Recent and Upcoming News Flow
Enroll first SCD patient in
HGB-205 or HGB-206 (2014)
Preliminary Thal Northstar &
HGB-205 data (late 2014)
Various clinical publications
Signed global Oncology
collaboration with Celgene
Completed IPO
Initiated phase II/III Starbeam
Study
Initiated two phase I/II Thal
studies  (Northstar & HGB-
205)
First patient transplanted in
Starbeam Study
First patient transplanted in
Thal HGB-205 study
2013
2013

Complete enrollment of
Starbeam Study
Complete enrollment
Thal Northstar & HGB-

Preliminary SCD data
2015
2015
2014
2014
First patient transplanted in
Northstar Study
File IND for sickle cell disease
(SCD) study
Preliminary Thal HGB-205
data at EHA

Q&A

Backups

Study 1 (LG001) : Safety
•
No AEs related
to drug product, including no RCL nor malignancy
Subject 3 Subject 4
Follow-up  period 6 years 2 years
Day of neutrophil engraftment
ANC > 500/µL
Day  27 Day 19
Day of platelet engraftment
Unsupported platelet count > 20,000/µL
Day  40 Day 130
Non-laboratory    Grade 3 AEs
None Mucositis, metrorrhagia,
epistaxis, mouth bleeding
SAEs occurring    Day 0 None Thrombocytopenia
Insertion site analysis Multiple clones  (25-50
detected at each timepoint),
including HMGA2,  many
observed repeatedly over
the following 5 years
Polyclonal (90-200 clones
detected at each timepoint)
reconstitution without
clonal dominance at Year 1

Subject 3 (LG001) : prominence of HMGA2 clone
decreasing over time
• By Year 5, SPATS2 and ZZEF1 have replaced HMGA2 as the most common clones identified by LAM-PCR
• In spite of decrease in HMGA2 clone, therapeutic effect has been maintained
• No hematological or clinical effects of the HMGA2 clone have been noted in over
6 years of follow-up
Months
0
5
10
15
20
0 10 20 30 40 50 60 70
vector-modified
cells
HMGA2-
modified cells